UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2022

LESAKA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr.
Jan Smuts Avenue and Bolton Road
 Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	LSAK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2022, at the annual meeting of shareholders (the "Annual Meeting") of Lesaka Technologies, Inc. (the "Company"), the stockholders of the Company approved an amendment and restatement of the Company's Amended and Restated Stock Incentive Plan (the "Plan") to increase the number of shares authorized for issuance under the Plan by 2,500,000 and extend the term of the plan to September 7, 2032, as further described in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 30, 2022 (the "2022 Proxy Statement"). Further changes to the Plan include:

  Addressing the treatment of equity awards upon a change in control;
  All equity awards will generally have a vesting period of at least one year;
  An explicit prohibition on the payment of dividends and dividend equivalents on unvested full value awards;
  Clarification and update to repricing restrictions;
  Mandatory application of the Company's clawback policy to equity awards under the Plan; and
  Removal of deadwood provisions related to the "performance based compensation" exemption under Section 162(m) of the Code.

The amendment and restatement of the Plan was previously approved, subject to stockholder approval, by the Board of Directors of the Company. The summary of the Plan contained herein is qualified by and subject to the full text of the Plan, which was included as Exhibit A to the 2022 Proxy Statement and is attached as Exhibit 10.1 to this Form 8-K, and which is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a summary of the voting results for each matter presented to shareholders at the Annual Meeting.

Proposal No. 1-Election of Directors

All director nominees were elected and the votes cast were as follows:

Director	Votes for	Votes withheld	Broker non-votes
Kuben Pillay	37,587,012	520,704	10,147,198
Chris G.B. Meyer	37,312,648	795,068	10,147,198
Naeem E. Kola	36,117,504	1,990,212	10,147,198
Antony C. Ball	36,690,226	1,417,490	10,147,198
Nonku N. Gobodo	37,141,387	966,329	10,147,198
Javed Hamid	37,033,486	1,074,230	10,147,198
Steven J. Heilbron	36,091,837	2,015,879	10,147,198
Lincoln C. Mali	36,093,888	2,013,828	10,147,198
Ali Mazanderani	36,635,634	1,472,082	10,147,198
Monde Nkosi	35,934,987	2,172,729	10,147,198
Ekta Singh-Bushell	37,577,427	530,289	10,147,198

Proposal No. 2-Ratification of Selection of Independent Registered Public Accounting Firm

The ratification of the selection of Deloitte & Touche (South Africa) as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2023, was approved and the votes cast were as follows:

Votes cast
For	Against	Abstain
47,921,023	323,926	9,965

Proposal No. 3-Advisory Vote to Approve Executive Compensation

The compensation of the Company's named executive officers was approved, on an advisory, non-binding basis, and the votes cast were as follows:

Votes cast
For	Against	Abstain	Broker non- votes
28,245,195	2,433,416	7,429,105	10,147,198

Proposal No. 4-Approval of the Amendment and Restatement of the Amended and Restated Stock Incentive Plan

The amendment and restatement of the Company's current Amended and Restated Stock Incentive Plan was approved and the votes cast were as follows:

Votes cast
For	Against	Abstain	Broker non- votes
36,610,309	1,438,581	58,826	10,147,198

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
10.1	Amended and Restated 2022 Stock Incentive Plan of Lesaka Technologies Inc. (included as Exhibit A to Lesaka Technologies, Inc.'s definitive proxy statement filed with the Securities and Exchange Commission on September 30, 2022, Commission File No. 000-31203, and incorporated herein by reference).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESAKA TECHNOLOGIES, INC.

Date: November 16, 2022	By:	/s/ Naeem E. Kola
	Name:	Naeem E. Kola
	Title:	Group Chief Financial Officer